Morgan Stanley Institutional Fund Trust -
Corporate Bond Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased:  Transurban Finance
Company Pty 4.125% due 2/2/2026
Purchase/Trade Date:	  10/27/2015
Offering Price of Shares: $99.123
Total Amount of Offering:  $550,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .014
Percentage of Fund's Total Assets: .22
Brokers:  Goldman, Sachs & Co., J.P. Morgan
Securities LLC, Morgan Stanley & Co. LLC
Purchased From: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Mead Johnson Nutrition Co.
3.000% due 11/15/2020
Purchase/Trade Date:	  10/29/2015
Offering Price of Shares: $99.902
Total Amount of Offering:  $750,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .010
Percentage of Fund's Total Assets: .22
Brokers:  J.P. Morgan Securities LLC, Citigroup
Global Markets Inc., Morgan Stanley & Co. LLC,
HSBC Securities (USA) Inc., Merrill Lynch, Pierce,
Fenner & Smith Inc., Mitsubishi UFJ Securities
(USA) Inc.
Purchased From: Citigroup
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.



Securities Purchased:  Delphi Automotive PLC
3.150% due 11/19/2020
Purchase/Trade Date:	  11/9/2015
Offering Price of Shares: $99.784
Total Amount of Offering:  $650,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .008
Percentage of Fund's Total Assets: .15
Brokers:  Barclays Capital Inc., Citigroup Global
Markets Inc., Deutsche Bank Securities Inc., Merrill
Lynch, Pierce, Fenner & Smith Inc., Morgan
Stanley & Co. LLC, BNP Paribas Securities Corp.,
Mitsubishi UFJ Securities (USA) Inc., PNC Capital
Markets LLC
Purchased From: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Lockheed Martin
Corporation 3.550% due 1/15/2026
Purchase/Trade Date:	  11/16/2015
Offering Price of Shares: $99.228
Total Amount of Offering:  $2,000,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: .006
Percentage of Fund's Total Assets: .37
Brokers:  Citigroup Global Markets Inc., Goldman,
Sachs & Co., J.P. Morgan Securities LLC, Morgan
Stanley & Co. LLC, Credit Agricole Securities
(USA) Inc., Merrill Lynch, Pierce, Fenner & Smith
Inc., Mizuho Securities USA Inc., Wells Fargo
Securities, LLC, Lloyds Securities Inc., U.S.
Bancorp Investments, Inc., ANZ Securities, Inc.,
Barclays Capital Inc., RBC Capital Markets, LLC,
SMBC Nikko Securities America Inc., TD
Securities (USA) LLC, UniCredit Capital Markets
LLC, Academy Securities, Inc., Blavlock Beal Van,
LLC, C.L. King & Associates, Inc., Drexel
Hamilton, LLC, Mischler Financial Group, Inc.,
Samuel A. Ramirez & Company, Inc., Siebert
Brandford Shank & Co., LLC, The Williams
Capital Group, LP
Purchased From: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Whole Foods Market Inc.
5.200% due 12/3/2025
Purchase/Trade Date:	  11/30/2015
Offering Price of Shares: $99.861
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .008
Percentage of Fund's Total Assets: .23
Brokers:  J.P. Morgan Securities LLC, Morgan
Stanley & Co. LLC, Wells Fargo Securities, LLC,
Goldman, Sachs & Co., William Blair & Company,
LLC
Purchased From: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  McDonald's Corp. 3.700%
due 1/30/2026
Purchase/Trade Date:	  12/2/2015
Offering Price of Shares: $99.676
Total Amount of Offering:  $1,750,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .004
Percentage of Fund's Total Assets: .23
Brokers:  Citigroup Global Markets Inc., Goldman,
Sachs & Co., J.P. Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Inc., Mizuho
Securities USA Inc., Morgan Stanley & Co. LLC,
Wells Fargo Securities, LLC, ANZ Securities, Inc.,
Barclays Capital Inc., Blaylock Beal Van, LLC,
BNP Paribas Securities Corp., Drexel Hamilton
LLC, HSBC Securities (USA) Inc., ING Financial
Markets LLC, Lebenthal & Co., LLC, Loop Capital
Markets LLC, Mitsubishi UFJ Securities (USA)
Inc., PNC Capital Markets LLC, Rabo Securities
USA Inc., RBC Capital Markets LLC, RBS
Securities Inc., Samuel A Ramirez & Company,
Inc., Scotia Capital (USA) Inc., SG Americas
Securities LLC, SMBC Nikko Securities America,
Inc., Standard Chartered Bank, SunTrust Robinson
Humphrey, Inc., TD Securities (USA) LLC, The
Williams Capital Group LP, Unicredit Capital
Markets LLC, U.S. Bancorp Investments Inc.
Purchased From: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  American Tower Corporation
4.400% due 2/15/2026
Purchase/Trade Date:	 1/8/2016
Offering Price of Shares: $99.713
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .010
Percentage of Fund's Total Assets: .16
Brokers:  BNP Paribas, Bofa Merrill Lynch,
Citigroup, JP Morgan, Morgan Stanley, Barclays,
BBVA, Credit Agricole CIB, EA Markets,
Goldman Sachs & Co., Mizuho Securities, RBC
Capital Markets, Scotiabank, TD Securities,
Commerzbank, Everscore ISI, Fifth Third
Securities, HSBC, Santander, Societe Generale,
SMBC Nikko
Purchased from: Citigroup
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Boston Properties 3.650%
due 2/1/2016
Purchase/Trade Date:	 1/8/2016
Offering Price of Shares: $99.708
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: .010
Percentage of Fund's Total Assets: .31
Brokers:  Bofa Merrill Lynch, Deutsche Bank
Securities, J.P. Morgan, Morgan Stanley, TD
Securities, US Bancorp, BNY Mellon Capital
Markets LLC, Fifth Third Securities, PNC Capital
Markets LLC, Scotiabank, SunTrust Robinson
Humphrey, Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Simon Property Group LP
2.500% due 7/15/2021
Purchase/Trade Date:	 1/8/2016
Offering Price of Shares: $99.918
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .009
Percentage of Fund's Total Assets: .16
Brokers:  Bofa Merrill Lynch, Credit Suisse,
Morgan Stanley, Mizuho, SunTrust Robinson
Humphrey, BBVA, Santander, SMBC Nikko,
BB&T Capital Markets Regions Securities LLC,
BNY Mellon Capital Markets LLC, Fifth Third
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Crown Castle International
Corp. 4.450% due 2/15/2026
Purchase/Trade Date:	 1/28/2016
Offering Price of Shares: $99.671
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: .006
Percentage of Fund's Total Assets: .16
Brokers:  Bofa Merrill Lynch, Citigroup, JP
Morgan, Mizuho Securities, RBC Capital Markets,
Barclays, Credit Agricole CIB, Fifth Third
Securities, Morgan Stanley, MUFG, SMBC Nikko,
SunTrust Robinson Humphrey, TD Securities, RBS,
Societe Generale, Wells Fargo Securities, PNC
Capital Markets LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Hospitality Properties Trust
5.250% due 2/15/2016
Purchase/Trade Date:	 1/29/2016
Offering Price of Shares: $97.615
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: .107
Percentage of Fund's Total Assets: .33
Brokers:  Bofa Merrill Lynch, RBC Capital
Markets, UBS Investment Bank, BBVA, Mizuho
Securities, PNC Capital Markets LLC, Regions
Securities LLC, Citigroup, Morgan Stanley, Wells
Fargo Securities, BB& T Capital Markets, FTN
Financial Securities, Corp, SMBC Nikko,
Oppenheimer & Co., Fifth Third Securities, US
Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  General Motors Co. 6.600%
due 4/1/2016
Purchase/Trade Date:	 2/18/2016
Offering Price of Shares: $99.920
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .006
Percentage of Fund's Total Assets: .23
Brokers:  Goldman Sachs & Co., Bofa Merrill
Lynch, Citigroup, Deutsche Bank Securities,
Morgan Stanley, Barclays, BNP Paribas,
Commerzank, Credit Agricole CIB, Credit Suisse,
JP Morgan, Lloyds Securities, Mizuho Securities,
Societe Generale, BB Securities, Bradesco BBI,
RBC Capital Markets, RBS, TD Securities,
Blaylock Beal Van LLC, CL King & Associates,
Mischler Financial Group Inc.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Exxon Mobil Corp 4.114%
due 3/1/2046
Purchase/Trade Date:	 2/29/2016
Offering Price of Shares: $100.00
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .003
Percentage of Fund's Total Assets: .23
Brokers:  Bofa Merrill Lynch, Citigroup, JP
Morgan, Barclays, Morgan Stanley, BNP Paribas,
HSBC, Mizuho Securities, Societe Generale,
Standard Chartered Bank, BNY Mellon Capital,
Credit Agricole CIB, Deutsche Bank, Lebenthal
Capital Markets, The Williams Capital Group LP,
US Bancorp, Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Ebay Inc. 2.500% due
3/9/2018
Purchase/Trade Date:	 3/2/2016
Offering Price of Shares: $99.897
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: .013
Percentage of Fund's Total Assets: .29
Brokers:  Bofa Merrill Lynch, JP Morgan, Morgan
Stanley, Wells Fargo Securities, Citigroup,
Deutsche Bank Securities, BNP Paribas, Credit
Suisse, Goldman Sachs & Co., HSBC, MUFG,
RBC Capital Markets, Standard Chartered Bank,
The Williams Capital Group LP
Purchased from: Wells Fargo Securities, LLC
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Xcel Energy Inc. 3.300% due
6/1/2025
Purchase/Trade Date:	 3/3/2016
Offering Price of Shares: $100.685
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: .021
Percentage of Fund's Total Assets: .22
Brokers:  Barclays, BNP Paribas, Morgan Stanley,
MUFG, Wells Fargo Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Anadarko Petroleum Corp.
5.550% due 3/15/2026
Purchase/Trade Date:	 3/14/2016
Offering Price of Shares: $99.690
Total Amount of Offering: $1,100,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: .002
Percentage of Fund's Total Assets: .07
Brokers:  Barclays, Bofa Merrill Lynch, Mizuho
Securities, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Wells Fargo Securities, Citigroup,
MUFG, BNP Paribas, Credit Agricole CIB, Credit
Suisse, DNB Markets, Goldman Sachs & Co.,
Societe Generale, Standard Chartered Bank, SMBC
Nikko, Scotiabank, UBS Investment Bank, Standard
Bank, BNY Mellon Capital Markets LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.